UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

April 17, 2018

To the Shareholders:

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, the "Shares") of Center Coast Brookfield MLP & Energy Infrastructure Fund (formerly, Center Coast MLP & Infrastructure Fund), a Delaware statutory trust (the "Fund"), that the 2018 Annual Meeting of Shareholders (the "Meeting") will be held at the offices of Brookfield Investment Management Inc., 71 South Wacker Drive, Suite 3400, Chicago, Illinois, on May 17, 2018, at 8:45 a.m., CST, for the following purposes:

1.  To consider and vote upon the election of the Class I Trustee by holders of Common Shares and Preferred Shares voting as a single class, to serve until the third annual meeting following his election and until his successor is duly elected and qualifies (Proposal 1).

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees recommends that you vote FOR the nominee named in the proxy statement.

Shareholders of record as of the close of business on April 16, 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, and are a shareholder of record as of the close of business on the record date, you may vote your Shares in person. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Refer to the toll-free number that appears on the enclosed proxy card.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Trustees,

/s/ Thomas D. Peeney

Thomas D. Peeney
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2018

The Fund's Notice of 2018 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://www.brookfield.com/en/fund-investors/public-securities.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, the "Shares") of Center Coast Brookfield MLP & Energy Infrastructure Fund, a Delaware statutory trust (the "Fund"), of proxies to be exercised at the 2018 Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Brookfield Investment Management Inc., 71 South Wacker Drive, Suite 3400, Chicago, Illinois at 8:45 a.m. CST on May 17, 2018 (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 17, 2018.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote FOR the election of the Class I Trustee nominee. The close of business on April 16, 2018, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. Each Share is entitled to one vote, and each outstanding fractional Share thereof is entitled to a proportionate fractional Share of one vote for each matter properly presented at the Meeting. Votes may not be cumulated. At the close of business on the Record Date, the Fund had 27,979,796 Common Shares and 2,000 Preferred Shares.

Under the Declaration of Trust of the Fund, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for the purposes of conducting business at such meeting of the Shareholders. In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 180 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not "entitled to vote." Abstentions will have the same effect as votes against Proposal 1. Broker "non-votes" will have no effect on the outcome of the vote on Proposal 1. Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from shareholders with respect to Proposal 1, we expect that there will be no broker "non-votes."

Shareholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your Shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your Shares by following the voting instructions provided by your broker or nominee.

Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the Meeting, please contact the Fund at (855) 777-8001 or at funds@brookfield.com. If you are planning to attend the Meeting, please RSVP to funds@brookfield.com at least one day prior to the Meeting.

Shareholders may request copies of the Fund's most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS I TRUSTEE

The Board is divided into three classes: Class I, Class II and Class III. The terms of office of the present Trustees in each class expire at the Annual Meeting in the year indicated and when their respective successors are elected and qualify: Class I, 2018; Class II, 2019 and Class III, 2020. Trustees elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected to serve until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Mr. David Levi, a Class I Trustee nominee. Mr. Levi has indicated that he will serve if elected, but if he should be unable to serve or for good cause will not serve as a Trustee, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Mr. Levi will serve until the 2021 annual meeting of shareholders and until his successor is duly elected and qualifies.

The Fund's Board has determined that Ms. Heather S. Goldman, as well as Messrs. Louis P. Salvatore, Edward A. Kuczmarski and Stuart A. McFarland are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. David Levi is considered an Interested Trustee. Therefore, upon election of the Class I Trustee nominee by the Fund, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of trustees be independent.

As described above, there is one nominee for election to the Board at this time. The affirmative vote of affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present, with holders of Common Shares and Preferred Shares voting as a single class, is required to elect the Class I Trustee nominee.

The Board of Trustees recommends that the shareholders vote "FOR" the election of the nominee listed above to serve as the Class I Trustee until the Annual Meeting of Shareholders in 2021 and until his successor has been duly elected and qualifies.

Recent Fund Developments

As previously announced, on October 9, 2017, Center Coast Capital Holdings, LLC ("Center Coast") and the equity holders of Center Coast (including Dan C. Tutcher, Founder and Principal or Center Coast and Trustee, President, Chief Executive Officer of the Fund) entered into a Membership Units Purchase Agreement (the "Purchase Agreement") with Brookfield Ranger I LLC ("Acquisition Co.") and Brookfield Investment Management Inc. ("BIM" or the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), pursuant to which BIM, through its wholly-owned subsidiary, Acquisition Co., would acquire Center Coast (the "Transaction").

At a Special Meeting of Shareholders of the Fund held on January 23, 2018 (the "Special Meeting"), shareholders of the Fund approved a new investment advisory agreement between the Fund and BIM, to take effect upon the closing of the Transaction (the "New Advisory Agreement").

On February 2, 2018, the Transaction closed and BIM became the investment adviser to the Fund pursuant to the New Advisory Agreement, replacing Center Coast Capital Advisors, LP as the Fund's investment adviser. Pursuant to its terms, the New Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding Shares.

BIM is an investment adviser registered with the SEC and represents the Public Securities platform of Brookfield. BIM provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With over $16 billion of assets under management as of December 31, 2017, BIM manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. BIM is a wholly owned subsidiary of Brookfield, a leading global alternative asset manager with over $285 billion of assets under management as of December 31, 2017.

Upon the closing of the Transaction, the Center Coast team became part of the Brookfield Public Securities Group, which specializes in listed real asset investment opportunities, in both equity and debt. The Brookfield Public Securities Group has a 30-year history of active investment in public markets and offers actively managed strategies through separately managed accounts, mutual funds, UCITS funds, closed-end funds and private hedge funds.

The portfolio managers of the Fund continue to manage the Fund according to the same objectives and policies.

Upon the closing of the Transaction, the Fund's name was changed to "Center Coast Brookfield MLP & Energy Infrastructure Fund."

Board of Trustees

At the Special Meeting, shareholders of the Fund elected the members of the boards of the other funds in the Brookfield fund complex (the "Fund Complex")* as the new Trustees of the Fund in order to facilitate the integration of the Fund into the Fund Complex following the closing of the Transaction. The newly elected Trustees of the Fund were seated as Trustees of the Fund, and the terms of the former Trustees (the "Former Trustees") ended, on February 2, 2018.

*  As of the close of business on February 2, 2018, the Fund Complex is comprised of the Fund, Brookfield Real Assets Income Fund Inc., Brookfield Global Listed Infrastructure Income Fund Inc., Center Coast Brookfield Core MLP Fund I, LLC, and Brookfield Investment Funds (6 series of underlying portfolios).

Information Concerning Nominee and Trustees

The following table provides information concerning each of the Trustees and the Class I Trustee nominee of the Board, as of the date of this Proxy Statement. The nominee is listed in the table under "Class I Interested Trustee Nominee." The terms of the Class II and the Class III Trustees do not expire this year. The Fund has a retirement policy which sets a mandatory retirement age of 75 for the Trustees.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Class I Interested Trustee Nominee – If Elected, Term Expires at the 2021 Annual Meeting of Shareholders

David Levi** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2018[1]	President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Class II Independent Trustees – Terms Expire at the 2019 Annual Meeting of Shareholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Class III Independent Trustees – Terms Expire at the 2020 Annual Meeting of Shareholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Founder, CEO and Director of Capstak, Inc. (2014-Present).	10

**  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Seated, February 2, 2018.

Officers of the Funds

Shortly following the closing of the Transaction, the newly elected Trustees appointed the officers of the Fund, which are typically appointed by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has appointed six officers, each to hold office at the discretion of the Board until his or her successor is elected and qualifies or until his or her resignation or removal. Except where dates of service are noted, all officers listed below were appointed upon the closing of the Transaction on February 2, 2018. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2018

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Director of the Adviser (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).

Angela W. Ghantous** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2018	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Thomas D. Peeney** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018[1]

Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam R. Sachs** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2018

Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Casey Tushaus** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012-2014).

**  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Thomas D. Peeney was appointed by the Board on February 28, 2018.

Share Ownership

As of the Record Date, none of the Trustees or officers of the Fund, including the Trustee nominee, beneficially owned Shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Fund and of all funds overseen by each Trustee in the Adviser's family of investment companies (the "Fund Complex")

as of December 31, 2017. As of the close of business on February 2, 2018, the Fund Complex is comprised of the Fund, Brookfield Real Assets Income Fund Inc., Brookfield Global Listed Infrastructure Income Fund Inc., Center Coast Brookfield Core MLP Fund I, LLC, and Brookfield Investment Funds (6 series of underlying portfolios): Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield U.S. Listed Real Estate Fund, Brookfield Real Assets Securities Fund, Center Coast Brookfield MLP Focus Fund and Brookfield Real Assets Debt Fund.* The cost of each Trustee's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2017. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.

Name of Nominee/Trustees	Dollar Range of Equity Securities Held in the Fund[1]	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies[1]
Interested Trustee Nominee
David Levi	A	A
Independent Trustees
Heather S. Goldman	A	E2
Edward A. Kuczmarski	A	E
Stuart A. McFarland	A	E
Louis P. Salvatore	A	E

*  As of the date of this Proxy Statement, the Brookfield Real Assets Debt Fund is not publicly offered.

1  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

2  As of February 8, 2018.

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has elected senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund's investment activities and performance. The Board has elected a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which typically are held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. 80% of the members of the Board, including the Chairman of the Board, are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Trustees"), which are Trustees that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's directors/trustees not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Trustees should constitute at least a majority of the Board. The

Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund shareholders. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Trustee's Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees, including the Class I Trustee nominee, has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to serve as a Trustee of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Trustee, including the Class I Trustee nominee, and certain of their Trustee Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses to demonstrate that the Trustee have the appropriate Trustee Attributes to serve effectively as Trustees of the Fund. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Fund.

•  Edward A. Kuczmarski – In addition to his tenure as a director/trustee of the funds in the Fund Complex, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland – In addition to his tenure as a director/trustee of the funds in the Fund Complex, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Heather S. Goldman – In addition to her tenure as a director/trustee of the funds in the Fund Complex, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. Ms. Goldman is Co-Founder, Co-CEO and Chairman of Capstak, Inc. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – In addition to his tenure as a director/trustee of the funds in the Fund Complex, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  David Levi – In addition to his tenure as a director/trustee of the funds in the Fund Complex, Mr. Levi is President of the Adviser and a Managing Partner of Brookfield Asset Management. He has over 20 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations. Mr. Levi's background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management. Mr. Levi holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Trustees

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the

Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director/trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director/trustee. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In evaluating these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Trustees, nominees shall be independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Trustee nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Trustees, a proposed nominee must qualify under all applicable laws and regulations.

•  With respect to Independent Trustees, the proposed nominee must agree to invest an amount equal to 1.5 years' worth of Trustee compensation in the Fund Complex within three years of becoming a Trustee.

•  The Nominating and Compensation Committee of the Fund also may consider such other factors as it may determine to be relevant.

Board Meetings

The Fund's Board held four regular meetings during the fiscal year ended November 30, 2017. The Chairman of the Board of Trustees, who is elected by the Independent Trustees, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Trustees. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditors, to review with the Fund's auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Trustees has adopted a written charter for its Audit Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The current Trustees were seated as Trustees of the Fund on February 2, 2018. During the fiscal year ended November 30, 2017, the Fund's Audit Committee, which was then comprised of the Former Trustees that were classified under the 1940 Act as "non-interested" persons of the Fund, held 3 meetings.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman, all of whom are Independent Trustees and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation

Committee. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Trustees. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by shareholders who, separately or as a group, own at least one percent of the Fund's Shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Trustees" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by shareholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Shareholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Shareholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Trustees. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The current Trustees were seated as Trustees of the Fund on February 2, 2018. The Former Trustees had established a Nominating and Governance Committee (the "Legacy Nominating Committee"), which held 2 meetings during the fiscal year ended November 30, 2017.

Prior to the closing of the Transaction, at a meeting of the Board of Trustees of the Fund held on January 23, 2017, the Legacy Nominating Committee recommended Mr. Levi as the nominee for election at the Meeting, after which the Former Trustees nominated Mr. Levi to serve as the Class I Trustee.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Trustee, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. The QLCC currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman.

The current Trustees were seated as Trustees of the Fund on February 2, 2018 and established the QLCC. Accordingly, during the fiscal year ended November 30, 2017, the Fund's QLCC did not meet.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Trustees and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Trustees. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Trustees from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Trustees of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Trustees and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of the Fund. Each Trustee of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Fund a Fund Complex fee. The aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $155,000. The Independent Chairman of the Fund Complex and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year. The following table sets forth information concerning the compensation received by Trustees for the fiscal year ended November 30, 2017 for the Fund, which we refer to as fiscal 2017. The current Trustees were seated as Trustees of the Fund on February 2, 2018 and therefore did not receive any compensation from the Fund during the fiscal year ended November 30, 2017.

	Trustees' Aggregate Compensation from the Fund	Total Trustees' Compensation from the Fund and the Fund Complex
Interested Trustee Nominee
David Levi	N/A	N/A
Independent Trustees
Louis P. Salvatore	$0	$185,000
Heather S. Goldman	$0	$155,000
Edward A. Kuczmarski	$0	$185,000
Stuart A. McFarland	$0	$155,000

Shareholder Communications with Board of Trustees and Board Attendance at Annual Meetings

The Fund's Board of Trustees provides a process for shareholders to send communications to the Board. Any shareholder who wishes to send a communication to the Board of Trustees of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Trustees' attendance at annual meetings of shareholders is to encourage such attendance.

Audit Committee Report

On January 23, 2018, the Audit Committee, which was then comprised of the Former Trustees that were classified under the 1940 Act as "non-interested" persons of the Fund, reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended November 30, 2017. The Audit Committee adopted the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Public Company Accounting Oversight Board's Ethics & Independence Rule 3526 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm. Based on the Audit Committee's reviews and discussions referred to above, including its discussion with management and the Fund's independent registered public accounting firm, the Audit Committee recommended to the Board that the financial statements be included in the Fund's Annual Reports for the past fiscal year.

Required Vote

The election of the listed nominee for Trustee requires the affirmative vote of affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present, with holders of Common Shares and Preferred Shares voting as a single class. The Board of Trustees of the Fund recommends a vote "For" the election of the nominee to the Fund's Board of Trustees.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority and oversight of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. As of December 31, 2017, the Adviser and its subsidiaries had over $16 billion in assets under management. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell Shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to shareholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund's other service providers; reviewing and adjusting as necessary the Fund's daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield;

responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares.

The Fund's Auditor

At a meeting held on February 28, 2018, the Audit Committee of the Fund unanimously recommended the selection of, and the Trustees unanimously approved, Deloitte & Touche LLP ("Deloitte") as the Fund's independent registered public accounting firm for the current fiscal year ending November 30, 2018. The Fund is not submitting the Audit Committee's selection of Deloitte as the Fund's independent registered public accounting firm for ratification by its shareholders because doing so is not required by law. Representatives of Deloitte are not expected to be present at the Meeting and thus will not have an opportunity to make a statement nor be available to respond to questions.

PricewaterhouseCoopers LLP ("PwC") served as the Fund's independent registered public accounting firm for the fiscal years ended November 30, 2017 and November 30, 2016. The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended November 30, 2017 and 2016 by PwC.

	2017	2016
Audit fees[1]	$170,000	$164,000
Audit-related fees[2]	$14,250	$19,000
Tax fees[3]	$180,530	$120,530
All other fees[4]	$0	$0
Aggregate Non-Audit Fees[5]	$0	$0

1  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2  The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements.

3  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant.

5  Aggregate non-audit fees billed by the Fund's accountant for services rendered to the Fund, and rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Audit Committee evaluates the auditor's qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

For the Fund's last two fiscal years, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund's Trustees and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended November 30, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2017, the following persons owned beneficially 5% or more of the Shares of the Fund as set forth below:

Name and Address	Class of Shares	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common Shares	3,033,441	10.84%
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common Shares	1,679,036	6.0%
Knights of Columbus One Columbus Plaza New Haven, CT 06510	Preferred Shares	1,200	60.0%
Fidelity & Guaranty Life Insurance Company 1001 Fleet Street, 6th Floor Baltimore, MD 21202	Preferred Shares	400	20.0%
Life Insurance Company of the Southwest One National Life Insurance Company Montpelier, VT 05604	Preferred Shares	360	18.0%

1  The number of Shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any Shares as to which a person has sole or shared voting power or investment power and any Shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

OTHER BUSINESS

The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

Any proposal of a shareholder intended to be included in our proxy statement for the 2019 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than December 18, 2018, unless the date of our 2019 Annual Meeting of Shareholders is more than 30 days before or after May 17, 2019, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders by any shareholder who was a shareholder of record both at the time of giving of the prescribed notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund not earlier than the 120th day nor later than the 90th day prior to the first anniversary of the preceding year's annual meeting. For matters to be presented at the 2019 annual meeting of shareholders, the notice must be delivered to the Secretary of the Fund not earlier than January 17, 2019 and not later than February 16, 2019. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a shareholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

April 17, 2018

ANNUAL MEETING OF SHAREHOLDERS OF CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE May 17, 2018 FUND INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 00003300000000000000 1 052517 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class I Trustee, to serve until the third annual meeting following his election and until his successor is duly elected and qualifies. NOMINEEFOR AGAINST ABSTAIN David Levi (Interested Trustee) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the Class I nominee as Interested Trustee in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2018 The Fund’s Notice of 2018 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498 COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF SHAREHOLDERS OF CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND May 17, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2018 The Fund’s Notice of 2018 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003300000000000000 1 052517 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class I Trustee, to serve until the third annual meeting following his election and until his successor is duly elected and qualifies. NOMINEEFOR AGAINST ABSTAIN David Levi (Interested Trustee) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the Class I nominee as Interested Trustee in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate:

- 1 CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2018 The undersigned hereby appoints Thomas D. Peeney and Adam Sachs, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to the undersigned all shares ofCenter Coast "Fund"), which the undersigned is entitled to Fund to be held at the offices of Brookfield represent the undersigned Brookfield MLP & Energy and to vote on behalf of Infrastructure Fund (the vote at the Annual Meeting of Shareholders of the Investment Management Inc., 71 South Wacker Drive, Suite 3400, Chicago, Illinois 60606, on Thursday, May 17, 2018, at 8:45 a.m., CST, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. previously given. The undersigned hereby revokes any proxy (Continued and to be signed on the reverse side.) 14475 1.1 COMMENTS: